SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JUNE 17, 2002

                                IMPROVENET, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or other Jurisdiction of Incorporation)

            000-29927                                  77-0452868
       (Commission File No.)              (IRS Employer identification No.)

                               1286 ODDSTAD DRIVE
                             REDWOOD CITY, CA 94063

              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (650) 839-8752





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ITEM 5. OTHER EVENTS

     A First Amendment to Letter of Intent concerning a proposed merger was signed by the Company and eTechLogix, Inc., an Arizona corporation, on June 17, 2002. A copy of the First Amendment to Letter of Intent is filed as Exhibit
10.38 to this Current Report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

EXHIBIT NUMBER         DESCRIPTION
--------------         -----------

10.38 First Amendment to Letter of Intent between eTechLogix, Inc. and ImproveNet, Inc. dated June 17, 2002.






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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    June 17, 2002              IMPROVENET, INC.



                                     By: /s/ Brian Evans
                                         -------------------------
                                         Brian Evans
                                         Secretary and General Counsel



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

                                  EXHIBIT INDEX

EXHIBIT NUMBER         DESCRIPTION
--------------         -----------

10.38 First Amendment to Letter of Intent between eTechLogix, Inc. and ImproveNet, Inc. dated June 17, 2002.




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